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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          Date of Report: October 23, 1997
                 Date of Earliest Event Reported: October 23, 1997

                                 H&R Block, Inc.
             (Exact name of registrant as specified in its charter)

                                    Missouri
         (State or other jurisdiction of incorporation or organization)

                   1-6089                        44-0607856
          (Commission File Number) (I.R.S. Employer Identification No.)

                  4400 Main Street, Kansas City, Missouri 64111
           (Address of principal executive office, including zip code)

                                 (816) 753-6900
              (Registrant's telephone number, including area code)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


                  (c)      Exhibits.

                           The Exhibits listed in the Index to Exhibits are
filed as part of this Current Report on Form 8-K.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      H&R BLOCK, INC.


                                      By:   /s/ Frank L. Salizzoni
                                           ----------------------
                                           Frank L. Salizzoni
                                           President and Chief Executive Officer

Date:   October 23, 1997

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                                  EXHIBIT INDEX

         Exhibit No.                Description of Exhibit

             2.1 Underwriting Agreement dated October 21, 1997 among Block Financial Corporation, H&R Block, Inc., Salomon Brothers Inc, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Morgan Stanley & Co. Incorporated

             2.2 Form of 6-3/4% Senior Note due 2004 of Block Financial Corporation


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